SUPPLEMENT DATED January 27, 2006
TO THE STATEMENT of ADDITIONAL INFORMATION of
THE INTEGRITY MANAGED PORTFOLIOS
Dated November 30, 2005

TO THE SAI

Please note the following important information with regard to the Integrity Managed Portfolios.

I.      Effective January 6, 2006, Independent Trustee Lynn Aas retired from the Board of Trustees and Mr. Jerry Stai was subsequently nominated and elected to the Board of Trustees to fill the vacancy.  Mr. Aas' retirement also created a vacancy on the Audit Committee and the Governance and Nominating Committee that Mr. Stai will occupy.  Each reference to Mr. Aas on pages 27-31 in the SAI is hereby removed.

II.    The table entitled "Independent Trustees" on page 29 of the SAI is supplemented with the following pertinent information regarding Mr. Stai:

INDEPENDENT TRUSTEES

Name, Address And Age	Position(s) Held With Registrant	Term And Length Served	Principal Occupation(s) During past 5 Years	Number of portfolios Overseen In The Fund Complex*	Other Directorships Held Outside The Fund Complex
Jerry M. Stai 1 North Main St. Minot, ND 58703 53	Trustee	Since January 2006	Faculty, Embry-Riddle University (Aug. 2000 to Sep. 2005); Faculty, Park University (Aug. 2005 to Dec. 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since Aug. 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., Integrity Fund of Funds, Inc, (since Jan. 2006); Trustee, The Integrity Funds (since Jan. 2006).	16	Marycrest Franciscan Development Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE